Fuselier Holding, LLC
                    1207 Hampshire Lane, Richardson, TX 75080


                         EXCLUSIVE DEFINITIVE AGREEMENT


     THIS EXCLUSIVE DEFINITIVE AGREEMENT (this "Agreement") is made and entered into this 3nd day of August, 2007, by and between Fuselier Holding, LLC, a Texas limited liability company with its principal place of business located at 1207 Hampshire Lane, Richardson, Texas 75080 (hereinafter referred to as "FHLLC") and Tarpon Industries, Inc., a Michigan corporation with its principal place of business located at 2420 Wills Street, Marysville, MI 48040 (hereinafter referred to as the "Company").


                              W I T N E S S E T H:

     WHEREAS, FHLLC is in the business of working with and providing consulting services to, businesses organizations with respect to the management, negotiation and settlement of certain accounts payable of such business organizations; and

     WHEREAS, the Company desires to engage FHLLC to assume and satisfy certain accounts payable and other creditor claims of the Company and will compensate FHLLC by issuing to FHLLC unregistered, restricted shares of the Company's common stock (the "Restricted Stock").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Engagement of FHLLC.

     (a) Engagement. For and in consideration of the Restricted Stock as described in Section 2 hereof, the Company hereby hires and engages FHLLC to assist the Company in the negotiation, settlement and discharge of certain accounts payable and other claims of creditors (collectively, the "Creditor Claims") and the confirmed debt of each Creditor Claim ("Confirmed Debt") as may be designated from time to time by the Company. In addition, and not by way of limitation, FHLLC shall assume, hold the Company harmless from and settle Creditor Claims and Confirmed Debt (`Accounts Payable") in a face amount equal to the following formula (the "Assumption Amount"): (i) 0.47 times (ii)
12,000,000 times (iii) the closing market price of the common stock of the Company on the stock exchange on which the same is traded on the trading day immediately prior to the day .(the "Fee Delivery Date") on which (A) the shares of common stock representing the Assumption Fee (as hereinafter defined) are delivered to FHLLC hereunder, and (B) the shares of common stock representing the Consulting Fee under a companion agreement with Dr. Jean Fuselier are delivered to Dr. Fuselier under such agreement. For example, if the price is $0.50 per share immediately prior to the Fee Delivery Date, the Assumption
Amount would be $2,820,000. The Accounts Payable comprising the Assumption Amount shall be designated by the Company from among the Accounts Payable set forth on Schedule A hereto. If the Assumption Amount exceeds the Accounts

Payable set forth on Schedule A, then the Company may designate additional Accounts Payable based on the FHLLC classification previously provided to the Company in the following order, first Class C, then Class B and then Class A. The actual designated Accounts Payable thus assumed by FHLLC are referred to herein as the "Assumed Debt", and the actual list of the same will be confirmed in a writing signed by the parties and will be annexed hereto as Schedule B at such time. FHLLC hereby accepts such engagement, subject to the terms and conditions set forth herein, and agrees to assume the Assumed Debt as of the Fee Delivery Date. If the Fee Delivery Date is after September 30, 2007, FHLLC shall be allowed a reasonable period to secure financing to begin performing its duty to satisfy the Assumed Debt, not to exceed 30 days.

     (b) Independent Contractors. Nothing herein shall be construed to create any form of partnership, agency, master-servant, joint venturer or other similar relationship between the Company and FHLLC. FHLLC is an independent contractor and not an affiliate of the Company or any of its subsidiaries or affiliates. The consideration set forth in Section 2 shall be the sole consideration due FHLLC for the services provided in respect of the Creditor Claims. It is understood that the Company will not withhold any amounts for payment of taxes from the compensation of FHLLC hereunder, and FHLLC shall hold the Company harmless with respect to the same.

     (c) Limited License. Subject to the confidentiality obligations of the parties, the Company agrees that FHLLC shall have a limited, nontransferable and royalty free license to use all information maintained by the Company with respect to the Assumed Debt and all work sheets and other work product created in connection therewith. The Company agrees that all business methods, know how, investor lists, negotiation strategies, business plans and related processes used by FHLLC in the performance of its duties and obligations hereunder are the confidential and proprietary information of FHLLC, shall remain the sole and exclusive property of FHLLC, and that no license thereto is provided to the Company by virtue of FHLLC entering into this Agreement.

     (d) Due Diligence. In connection with FHLLC's due diligence investigation, the Company will provide FHLLC and its representatives with full and complete access to Company's books and records, agreements, papers and financial statements, including reasonable access to Company's independent auditors, attorneys, financial advisors or other outside professionals, relating to the Assumed Debt as may be reasonably requested by FHLLC.

     (e) No Capital Raising Transactions. FHLLC has not been engaged to perform, nor will FHLLC agree to perform any act: (i) in connection with any capital-raising transactions, or (ii) which directly or indirectly promote or maintain a market in the Company's securities. FHLLC will consult with the Company on a regular basis with respect to Creditor Claims assigned to it.

     2. Restricted Stock.

     Issuance of Restricted Stock. In consideration for the services to be performed by FHLLC hereunder, the Company shall pay to FHLLC four million (4,000,000) shares of Restricted Stock of the Company (the "Assumption Fee").

The Assumption Fee will be paid on the last to occur of the following: (i) the affirmative vote of shareholders of the Company approving an amendment to the Articles of Incorporation to increase the Company's authorized common stock and approving the Assumption Fee and (iii) the listing on the American Stock Exchange of the shares of common stock comprising the Assumption Fee (collectively the "Issuance Conditions"). The Restricted Stock will be issued in a single private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and from all applicable state securities laws and regulations. The aggregate value of the Assumption Fee shall be determined by multiplying the market value of the Company's publicly traded common stock as of the close of trading on the trading day immediately preceding the date of issuance to FHLLC by the number of shares of Restricted Stock issued to FHLLC hereunder.

     3. Representations and Warranties:

        (a) The Company.

          (i) Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Michigan and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would not have a material adverse effect on the Company.

          (ii) Authorization of Agreement, Etc. The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder have been duly authorized by all requisite corporate action by the Company and this Agreement has been duly executed by an authorized officer and delivered by the Company. This Agreement, when executed and delivered by the Company and FHLLC, constitutes the valid and binding obligation of the Company subject to satisfaction of the Issuance Conditions, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights an remedies generally, and subject as to enforceability to general principles of equity.

          (iii) Restricted Stock Validly Issued. All shares of Restricted Stock issued by the Company to FHLLC hereunder shall be duly authorized, validly issued, fully paid and non-assessable and the Company has or will have undertaken all corporate action necessary to issue such Restricted Stock to FHLLC, subject to satisfaction of the Issuance Conditions.

          (iv) No Adverse Claims. To the knowledge of the executive officers of the Company, there are no adverse claims, actions, liens or any proceeding filed or threatened against the Company that would restrict or otherwise prevent the issuance of the Restricted Stock to FHLLC or the performance by the Company of its obligations hereunder, other than the Issuance Conditions.

          (v) Exemption from Registration. The Restricted Stock will be issued to FHLLC hereunder in reliance upon an exemption from registration under the 1933 Act based upon the representations of FHLLC hereunder. The Company will file all required notice and other filings with the SEC and all state regulatory authorities regarding the issuance of the Restricted Stock.

          (vi) No Transfer of Interests in Creditor Claims. The Company has not sold, transferred or otherwise conveyed to any third party any interest in any of the Assumed Debt.

          (vii) No Default. The issuance of the Restricted Stock and the performance of its obligations hereunder, will not, either individually or in the aggregate, result in the Company being deemed to be in default under, or in violation of, any provision of any of its financing agreements, promissory notes, mortgages, indentures or any other debt or equity instrument and related agreements entered into by the Company or binding upon any material portion of its assets.

          (viii) SEC Filings. The Company has previously made, and will continue to timely make, all SEC filings as required by the Securities and Exchange Act of 1934 and the rules and regulation of the SEC promulgated thereunder including, but not limited, all filings, if any, required by virtue of the Company entering into this Agreement with, and issuing the Restricted Stock to, FHLLC.

        (b) FHLLC.

          (i) Organization. The FHLLC is duly organized, validly existing and in good standing under the laws of the State of Texas and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company.

          (ii) Compliance with Laws. FHLLC shall follow, abide by and comply with all applicable federal, state and local laws, rules, regulations and ordinances.

          (iii) Investment. FHLLC will take the Assumption Fee for investment and not distribution of the same. FHLLC is an accredited investor as such term is defined in Rule 501 under the General Rules and Regulations promulgated under the Securities Act of 1933, as amended.

     4. Exclusive Arrangement. The Company shall not communicate or deal with the holders of the Assumed Debt without the prior consent of FHLLC.

     5. Term. This agreement shall continue until the parties have performed their respective obligations hereunder in full.

     6. Events of Default.

     (a) The occurrence of any of the following events shall constitute an "Event of Default" hereunder and unless waived by FHLLC will result in the immediate termination of this Agreement. An Event of Default shall occur if, notwithstanding compliance by FHLLC of all of its obligations hereunder, the
Company:

          (i) applies for or consent to the appointment of a receiver, trustee or liquidator of it or any of its property;

          (ii) makes a general assignment or all or substantially all of its property for the benefit of creditors; or

          (iii) files a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or any arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, moratorium, marshalling of assets, readjustment of debt, or take any action for the purpose of effecting any of the foregoing.

     (b) Remedies upon Default. If an Event of Default occurs and is continuing, all services by FHLLC hereunder shall immediately cease and responsibility for the management, negotiation and resolution of any and all outstanding unpaid and unsettled Creditor Claims and its associated liabilities shall automatically and immediately revert to the Company.

     7. Piggy-back Registration of Restricted Stock.

     (a) The shares of Restricted Stock issued to FHLLC from the Company hereunder (collectively, the "Registrable Securities"), shall have the right to "piggy-back" their restricted stock onto any registration statement filed by or for the Company to register any securities offered by the Company, whether in an underwritten offering or filed for the benefit of any other selling holders of Company securities, except (i) if underwritten, the Registerable Securities may be omitted if the underwriter advises in good faith that the inclusion of the same would be adverse to the offering being conducted by it, (ii) for registrations on Form S-8, S-4 or other specialized filings, and (iii) where previously granted registration rights express prohibit piggy backing. However, the Company will include the Registrable Securities in a registration statement that it plans to file for selling security holders following the registration statement that it plans to file for an underwritten offering by the Company, whether or not the latter, selling security holder registration statement, has an underwriter. Registerable Securities shall not include any common stock that may be sold under Rule 144 without volume limitations. If, at any time after the date of this Agreement, the Company proposes to register any of its securities either for its own account or the account of a shareholder or shareholders exercising their respective registration rights, the Company shall, at such time, promptly give FHLLC written notice of such proposed registration, subject to the foregoing provisions. Upon the written request of FHLLC within twenty
(20) calendar days of the receipt of such notice, the Company shall include in the registration all of the Registrable Securities that FHLLC and any of its affiliates have each requested to be registered. If FHLLC or any of its affiliates do not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, FHLLC and any affiliate holding Registrable Securities shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein, subject to the foregoing provisions.

     (b) Obligations of the Company. Whenever required under this Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

          (i) [OMITTED]

          (ii) [OMITTED]

          (iii) Furnish to the FHLLC and any affiliates holding Registrable Securities such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the FHLLC; provided that, the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering provided FHLLC and such affiliates likewise enter into such agreement;

          (vi) Notify FHLLC when a prospectus relating thereto is required to be delivered under the Act and the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) [OMITTED]

          (viii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (ix) The Company shall follow, abide by and comply with all applicable federal, state and local laws, rules, regulations and ordinances in all material respects.

          (x) [OMITTED]

     (c) Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registration rights afforded FHLLC and its affiliates pursuant to this Section 7 including (without limitation) all registration, filing and qualification fees, printer's fees, accounting fees and fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the FHLLC and its affiliates, but excluding underwriting discounts and commissions, if any, relating to Registrable Securities.

     8. Indemnification.

     (a) The Company agrees to indemnify, defend and hold harmless FHLLC and its affiliates, including all members, partners, employees, agents, representatives and assigns (each, a "FHLLC Indemnified Party"), from and against any and all liabilities, judgments, awards, deficiencies, penalties, fines, costs, expenses (including, without limitation, attorneys' and other professional fees and costs), losses and other damages of any kind resulting from any "FHLLC Covered Claim" (as defined below), except to the extent expressly prohibited by applicable law. For purposes hereof, the term "FHLLC Covered Claim" shall mean any suit, arbitration, action, audit, hearing, proceeding, investigation or claim of any kind that may be asserted against or otherwise involve (whether by subpoena, as a witness or otherwise) a FHLLC Indemnified Party relating in any way to:

          (i) any breach or violation by the Company, its employees and agents, of any applicable law, rule or regulation or of any provision of this Agreement; and

          (ii) any untrue or alleged untrue statement of a material fact contained in a registration statement and prospectus relating to the Registrable Securities, including any form of prospectus or in any pre-effective or post effective amendment or supplement thereto, or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading other than based on information provided by FHLLC.

     (b) FHLLC agrees to indemnify, defend and hold harmless the Company, its parent and subsidiary entities, and their respective officers, directors, employees, agents and representatives (each, and "Company Indemnified Party"), from and against any and all liabilities, judgments, awards, deficiencies, penalties, fines, costs, expenses (including, without limitation, attorneys' and other professional fees and costs), losses and other damages of any kind resulting from any "Company Covered Claim" (as defined below), except to the extent expressly prohibited by applicable law. For purposes hereof, the term "Company Covered Claim" shall mean any suit, arbitration, action, audit, hearing, proceeding, investigation or claim of any kind that may be asserted against or otherwise involve (whether by subpoena, as a witness or otherwise) a Company Indemnified Party relating in any way to

          (i) any breach or violation by FHLLC, its employees and agents of any applicable law, rule or regulation or of any provision of this Agreement,

          (ii) any false or misleading information provided for inclusion in a registration statement; and

          (iii) any claim, action, lien, bankruptcy filing or other adverse action affecting the Company by any holder of any of the Assumed Debt.

     9. Confidentiality. The parties hereto have entered into that certain Mutual Non-Disclosure and Confidentiality Agreement, dated as of June 14, 2007 (the "Confidentiality Agreement"). Each party hereto acknowledges and agrees that this Agreement, and the terms and conditions contained herein, constitute "Information" (as defined in the Confidentiality Agreement) and shall be subject to and afforded the protections set forth in such Confidentiality Agreement as if the entire terms and conditions of such Confidentiality Agreement were set forth herein.

     10. Binding Agreement. This Agreement sets forth the entire agreement and understandings of the parties hereto with respect to the subject matter hereof and shall not be modified, altered, changed or amended in any respect unless in writing and signed by authorized officers of both parties.

     11. Press Releases. FHLLC may, from time to time, notify the Company that FHLLC desires to issue a press release about the Services, which shall be accompanied by a draft of the proposed press release. The issuance of such press release shall be subject to the prior approval of the Company and its counsel, which shall base their determination on accuracy, the need for confidentiality and the business interests of the Company.

     12. Severability. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions shall nevertheless continue to valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement.

     13. Notices. Except as otherwise provided herein, any statement, notice, or other communication that the Company or the FHLLC may desire or be required to give to the other shall be deemed sufficiently given or rendered if hand delivered or if sent by overnight courier or certified mail, return receipt requested, addressed to the parties at the addresses set forth below or at such other addresses as the other party shall designate from time to time by prior written notice, effective as herein provided:

         Company:          Tarpon Industries, Inc.
                           2420 Wills Street
                           Marysville, MI 48040
                           (810) 364-7421 (phone)
                           (810) 364-5610 (fax)
                           Attention: James W. Bradshaw, CEO

         With a copy to:   Stuart M. Sieger, Esq.

                           Ruskin Moscou Faltischek, P.C.
                           East Tower, 15th Floor
                           1425 RexCorp Plaza
                           Uniondale, New York, 11556-1425
                           (516) 663-6546 (phone)
                           (516) 663-6746 (fax)

         FHLLC:             Dr. Jean Fuselier
                            Fuselier Holding, LLC
                            1201 Hampshire Lane, Suite 101
                            Richardson, TX  75080
                            (866) 713-9815 (phone)
                            (866) 713-7288 (fax)

         With a copy to:   Christopher A. Jiongo, Esq.
                           Traveland & Jiongo, LLC
                           P.O. Box 865057
                           Plano, TX 76086
                           (972) 951-3675 (phone)
                           (972) 554-4422 (fax)

     Each party may change its address for receipt of notices under this Agreement from time to time by giving written notice of such change in the manner provided above.

     14. Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. This Agreement and any amendments, addenda or supplements hereto by be executed via exchange of facsimile signatures or pdf files containing one or more electronic signatures and such facsimile signatures or pdf files with electronic signatures shall have the same force and effect as original signatures for all purposes.

     15. Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     16. Headings. The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     17. Governing Law and Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO ITS PRINCIPLES CONCERNING CONFLICTS OF LAWS. AS A MATERIAL INDUCEMENT TO FHLLC TO ENTER INTO THIS AGREEMENT, THE COMPANY IRREVOCABLY AGREES AND CONSENTS THAT VENUE FOR ANY ACTION OR SUIT BROUGHT HEREUNDER, IN CONNECTION HEREWITH, OR RELATING HERETO, SHALL LIE WITH THE FEDERAL AND STATE COURTS LOCATED WITHIN KANSAS CITY, MISSOURI. TO THE MAXIMIM EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY CONSENT AND AGREE THAT THEY SHALL WAIVE ALL RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY CLAIM, ACTION OR PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT.

     18. Contract Terms to be Exclusive. This Agreement contains the sole and entire agreement between the parties and shall supersede any and all other agreements between the parties. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this Agreement or any other agreement executed between them except such representations as are specifically set forth herein. Each of the parties hereto acknowledges that it possesses sufficient business knowledge and acumen to evaluate the benefits and burdens of this Agreement and has relied on its own judgment in deciding to enter into the same. The parties hereto further acknowledge that any statements or representations that may have heretofore been made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with its dealings with the other.

     19. No Third Party Beneficiaries. Each of Company and FHLLC agree that there are no third party beneficiaries of this Agreement and that no third party shall have any interest in this Agreement or the right to enforce any of the terms and provisions herein.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.


COMPANY:                                    FUSELIER HOLDING, LLC


TARPON INDUSTRIES, INC.

BY:    /s/ James W. Bradshaw                    /s/ Dr. Jean Fuselier, Sr.
   _________________________________       ___________________________________
         James W. Bradshaw, CEO                 Dr. Jean Fuselier, President

                                   SCHEDULE A
                                  ASSUMED DEBT


         Name of Creditor                            Amount of Debt


                                [CONTENTS OMITTED]